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                                                                    Exhibit 23.1




                          Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos. 333-19915 and 333-19917) of Transkaryotic Therapies, Inc. of our report dated February 9, 1998, with respect to the financial statements of Transkaryotic Therapies, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.

                                            /s/ Ernst & Young LLP

                                            ERNST & YOUNG LLP


Boston, Massachusetts
March 27, 1998